EXHIBIT 31.2

PRINCIPAL FINANCIAL OFFICER CERTIFICATION

PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert E. Bowers, certify that:

1.	I have reviewed this annual report on Form 10-K/A of Piedmont Office Realty Trust, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

3.	[Intentionally omitted]

4.	[Intentionally omitted]

5.	[Intentionally omitted]

Dated: April 28, 2010

By:	/s/ ROBERT E. BOWERS
Robert E. Bowers
Principal Financial Officer